Taxes	12 Months Ended
Dec. 31, 2023
Taxes [Abstract]
Taxes

Note 16 — Taxes

Income tax

Cayman Islands

Under the current laws of the Cayman Islands, WiMi Cayman, MicroAlgo and VIYI are not subject to tax on income or capital gain. Additionally, upon payments of dividends to the shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

WiMi HK, Micro Beauty, VIDA, ICinit, VIYI Ltd, Viwo Tech and Viwotong Tech are incorporated in Hong Kong and are subject to Hong Kong Profits Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Hong Kong tax laws. The applicable tax rate is 16.5% in Hong Kong. The Company did not make any provisions for Hong Kong profit tax as there were no assessable profits derived from or earned in Hong Kong since inception. Under Hong Kong tax law, WiMi HK is exempted from income tax on its foreign-derived income and there are no withholding taxes in Hong Kong on remittance of dividends.

Seychelles

Skystar is incorporated in Seychelles and is not subject to tax on income generated outside of Seychelles under the current law. In addition, upon payments of dividends by these entities to their shareholders, no withholding tax will be imposed.

Singapore

Fe-da Electronics and Weeto are incorporated in Singapore and is subject to Singapore Profits Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Singapore tax laws. The applicable tax rate is 17% in Singapore, with 75% of the first SGD 10,000 (approximately RMB 49,000) taxable income and 50% of the next SGD 190,000 (approximately RMB 937,000) taxable income are exempted from income tax.

PRC

The subsidiaries and VIE incorporated in the PRC are governed by the income tax laws of the PRC and the income tax provision in respect to operations in the PRC is calculated at the applicable tax rates on the taxable income for the periods based on existing legislation, interpretations and practices in respect thereof. Under the Enterprise Income Tax Laws of the PRC (the “EIT Laws”), domestic enterprises and Foreign Investment Enterprises (the “FIE”) are usually subject to a unified 25% enterprise income tax rate while preferential tax rates, tax holidays and even tax exemption may be granted on case-by-case basis. EIT grants preferential tax treatment to certain High and New Technology Enterprises (“HNTEs”). Under this preferential tax treatment, HNTEs are entitled to an income tax rate of 15%, subject to a requirement that they re-apply for HNTE status every three years.

Korgas Duodian, and Korgas Weidong were formed and registered in Korgas in Xinjiang, China from 2016 to 2020, and Kashi Duodian was formed and registered in Kashi in Xinjiang, China in 2019. These companies are not subject to income tax for 5 years and can obtain another two years of tax exempt status and three years at reduced income tax rate of 12.5% after the 5 years due to the local tax policies to attract companies in various industries.

Shenzhen Qianhai was formed and registered in Qianhai District in Guangdong Provence, China in 2015. It is subject to income tax at a reduced rate of 15% due to the local tax policies to attract companies in various industries.

Lixin Technology and Weidong were formed and registered in the free tax zone in Hainan Provence, China in 2020. These companies are subject to income tax at a reduced rate of 15% due to the local tax policies to attract companies in various industries.

Tax savings for the years ended December 31, 2021, 2022 and 2023 amounted to RMB 18,153,904, RMB 10,314,162 and RMB 497,152 (USD 70,551), respectively. The Company’s basic and diluted earnings per shares would have been lowered by RMB 0.14 and RMB 0.14 per share for the year ended December 31, 2021 without the preferential tax rate reduction, respectively. The Company’s basic and diluted earnings per shares would have been lowered by RMB 0.06 and RMB 0.06 per share for the year ended December 31, 2022 without the preferential tax rate reduction, respectively. The Company’s basic and diluted earnings per shares would have been lowered by RMB 0.18 (USD 0.03) and RMB 0.18 (USD 0.03) per share for the year ended December 31, 2023 without the preferential tax rate reduction, respectively.

Significant components of the benefit of (provision for) income taxes are as follows:

	For the year ended December 31, 2021	For the year ended December 31, 2022	For the year ended December 31, 2023	For the year ended December 31, 2023
	RMB	RMB	RMB	USD
Current	(2,189,629)	(135,968)	(140,037)	(19,772)
Deferred	3,024,851	3,758,877	2,666,910	376,539
Income tax credit	835,222	3,622,909	2,526,873	356,767

The following table reconciles China statutory rates to the Company’s effective tax rate:

	For the year ended December 31, 2021	For the year ended December 31, 2022	For the year ended December 31, 2023
China statutory income tax rate	25.0%	25.0%	25.0%
Preferential tax rate in China	(14.0)%	(2.6)%	(20.0)%
Tax rate difference outside China(1)	(7.0)%	(18.0)%	(16.8)%
Change in valuation allowance	4.7%	(9.9)%	(5.0)%
Additional R&D deduction in China	(8.5)%	(0.3)%	-
Permanent difference	0.1%	6.8%	17.2%
Effective tax rate	0.3%	1.0%	0.5%

(1)	It is mainly due to the lower tax rate of the entities incorporated in Hong Kong, Singapore, and tax exempt in Cayman Islands.

Deferred tax assets and liabilities

Significant components of deferred tax assets and liabilities were as follows:

	December 31, 2022	December 31, 2023	December 31, 2023
	RMB	RMB	USD
Deferred tax assets:
Allowance for doubtful accounts	372,554	987,848	139,473
Net operating loss carryforward	49,695,212	19,352,270	2,732,329
Less: valuation allowance	(50,067,766)	(19,352,270)	(2,732,329)
Deferred tax assets, net	-	987,848	139,473
Deferred tax liabilities:
Recognition of intangible assets arising from business combinations	1,679,063	-	-
Total deferred tax liabilities, net	1,679,063	-	-

The Company evaluated the recoverable amounts of deferred tax assets and provided a valuation allowance to the extent that future taxable profits will be available against which the net operating loss and temporary difference can be utilized. The Company considers both positive and negative factors when assessing the future realization of the deferred tax assets and applied weigh to the relative impact of the evidence to the extent it could be objectively verified.

The Company’s cumulative net operating loss (“NOL”) was RMB 19,352,270 (USD 2,732,329) as of December 31, 2023.

The Company recognized deferred tax liabilities related to the excess of the intangible assets reporting basis over its income tax basis as a result of fair value adjustment from acquisitions in 2015. The deferred tax liabilities will reverse as the intangible assets are amortized for financial statement reporting purposes.

Uncertain tax positions

The Company evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of December 31, 2022 and 2023, the Company did not have any significant unrecognized uncertain tax positions. The Company did not incur any interest and penalties related to potential underpaid income tax expenses for the years ended December 31, 2021, 2022 and 2023 and also does not anticipate any significant increases or decreases in unrecognized tax benefits in the next 12 months from December 31, 2023.

Value added taxes (“VAT”) and goods and services taxes (“GST”)

Revenue represents the invoiced value of service, net of VAT or GST. The VAT and GST are based on gross sales price. VAT rate is 6% on services and 13% on goods in China, and GST rate is generally 7% in Singapore.

Taxes payable consisted of the following:

	December 31, 2022	December 31, 2023	December 31, 2023
	RMB	RMB	USD
VAT taxes payable	41,902	396,457	55,975
Income taxes payable	5,363,733	5,024,623	709,422
Other taxes payable	24,094	2,009,768	283,758
Total	5,429,729	7,430,848	1,049,155